THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated March 24, 2020

to the

THORNBURG FUNDS PROSPECTUS (THE “RETAIL PROSPECTUS”)

dated February 1, 2020, as supplemented March 16, 2020

and the

THORNBURG FUNDS RETIREMENT PLAN SHARES PROSPECTUS (THE “RETIREMENT PROSPECTUS)

dated February 1, 2020

Effective immediately, the Retail Prospectus and the Retirement Prospectus are modified as follows:

The following disclosure is added under the heading “Market and Economic Risks Affecting Equity Securities” on page 124 of the Retail Prospectus and page 62 of the Retirement Prospectus, and under the heading “Market, Economic, and Liquidity Risks Affecting Debt Obligations” on page 126 of the Retail Prospectus and page 64 of the Retirement Prospectus:

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.

The first paragraph under the heading “Pricing Fund Shares,” on page 140 of the Retail Prospectus and on page 76 of the Retirement Prospectus, is revised to read as follows:

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open. On each such day, the Funds normally calculate their net asset values (“NAVs”) for each class of shares as of 4:00 p.m. Eastern Time. The Funds will not treat an intraday suspension, disruption or closure in NYSE trading as a closure of the NYSE and will therefore continue to calculate NAVs as of 4:00 p.m. ET on those days. The NAV of each class of shares of a Fund is calculated by adding the value of all of the assets attributable to that class, subtracting the liabilities attributable to that class, and then dividing that result by the number of shares of that class that are outstanding.

The fourth sentence on page 142 of the Retail Prospectus, relating to the availability of Thornburg’s telephone representatives, is revised to read as follows

Thornburg’s telephone representatives are generally available from 9:30a.m. to 6:30 p.m. Eastern Time on each Fund business day to provide the information or service you need.

TH4596

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.